Acquisition	12 Months Ended
Dec. 31, 2022
Acquisition [Abstract]
ACQUISITION

NOTE 10 – ACQUISITION

On August 18, 2021, through a Stock Purchase Agreement, 100% of the outstanding shares of Global Stem Cell Group, Inc. were acquired for $225,000 in cash, the issuance of 1,000,000 shares of preferred series AA stock and the issuance of 8,974 shares of preferred series DD stock.

The preliminary purchase price for the merger was determined to be $6.229 million, which consists of (i) 1 million shares of Series AA preferred stock valued at approximately $964,000, (ii) 8,974 shares of Series DD preferred stock valued at approximately $5.04 million and (iii) $225,000 in cash of which $175,000 was advanced in prior to closing of the transaction.

The Company accounted for the Stock Purchase Agreement as a business combination under the acquisition method of accounting. Under ASC 805 Business Combinations, determination of the accounting acquirer follows the requirements for control contained within ASC 810 Consolidations. Meso Numismatics, Inc. was determined to be the accounting acquirer based upon the terms of the Stock Purchase Agreement and other factors including the voting provisions contained within the Series AA preferred stock. Those voting provisions require that for (1) any change of control or (2) for any change in directors that the Series AA can only vote in a unanimous fashion. As a result of the acquisition Benito Novas was issued 1,000,000 Series AA Preferred Stock.

David Christensen, the CEO of the Company currently owns 50,000 shares of Series AA Preferred Stock. The total number of the outstanding Series AA Preferred shares was 1,050,000 as of December 31, 2022 and 2021.

The following table presents an allocation of the purchase price to the net assets acquired, inclusive of intangible assets, with the excess fair value recorded to goodwill. The goodwill, which is not deductible for tax purposes, is attributable to the assembled workforce of Global Stem Cells Group, planned growth in new markets, and synergies expected to be achieved from the combined operations of Meso Numismatics, Inc. and Global Stem Cells Group.

Description	As of August 18, 2021
Cash Payments to GSCG	$225,000
Fair value of 1,000,000 shares of preferred series AA stock	963,866
Fair value of 8,974 shares of preferred series DD stock	5,038,576
Accounts payable and accrued liabilities	164,252
Note payables	407,588
Due to MESO	250,000
Total consideration	$7,049,282

Cash and cash equivalents	716,647
Accounts receivable	14,006
Property and equipment, net	25,491
Intangible assets, net	487,700
Total fair value of assets acquired	1,243,844
Consideration paid in excess of fair value (Goodwill) (1)	$5,805,438

(1)	The consideration paid in excess of the net fair value of assets acquired and liabilities assumed has been recognized as goodwill.